UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2009

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 30, 2009, Lee Enterprises, Incorporated (the “Company”) reported its results for the third fiscal quarter ended June 28, 2009. The Company is furnishing the related earnings release under Item 2.02. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On July 30, 2009, the Chairman, President and Chief Executive Officer of the Company, Mary E. Junck, sent a letter to the Company’s stockholders. A copy of the stockholder letter is furnished with this report as Exhibit 99.2.

To supplement the Company’s consolidated operating results presented in accordance with generally accepted accounting principles or GAAP, the Company is using the following non-GAAP financial measures in the letter: operating cash flow and operating cash flow margin. Operating cash flow, which is defined as operating income before depreciation, amortization, impairment charges and equity in earnings of associated companies, and operating cash flow margin (operating cash flow divided by operating revenue) are non-GAAP financial measures. The Company’s reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release attached as Exhibit 99.1, which can also be accessed on the Company’s website at www.lee.net by clicking on “Financial” and “Quarterly Earnings Releases.” No non-GAAP financial measure should be considered as a substitute for any related GAAP financial measure.  The Company believes that operating cash flow and operating cash flow margin are useful measures of evaluating its financial performance because of their focus on the Company’s results from operations before depreciation and amortization and liquidity, respectively. The Company also believes that these measures are two of the alternative financial measures of performance used by investors, lenders, rating agencies and financial analysts to estimate the value of a company and evaluate its ability to meet debt service requirements.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Earnings Release – Third fiscal quarter ended June 28, 2009

99.2	Letter to the stockholders of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: July 31, 2009	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Release – Third fiscal quarter ended June 28, 2009
99.2	Letter to the stockholders of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer

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